As filed with the Securities and Exchange Commission on July 29, 1997

                            Securities Act Registration No. 33-98358
                    Investment Company Act Registration No. 811-9116

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     (x)
                         Post-Effective Amendment No. 4            (x)

                                     and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  (x)
                                 Amendment No. 5                   (x)
                        (Check appropriate box or boxes)

                            VAN WAGONER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                ONE BUSH STREET
                                   SUITE 1150
                            SAN FRANCISCO, CA  94104
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 228-2121

GARRETT R. VAN WAGONER                    Copy to:
Van Wagoner Funds, Inc.                   Richard L. Teigen
One Bush Street, Suite 1150               Foley & Lardner
San Francisco, CA  94104                  777 East Wisconsin Avenue
(Name and Address of Agent for Service)   Milwaukee, WI  53202

  Registrant has registered an indefinite number of shares of its common stock under The Securities Act of 1933 in accordance with the provisions of Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ending December 31, 1996 was filed on February 27, 1997.

  Approximate Date of Proposed Public offering: as soon as practicable after the Registration Statement becomes effective.

  It is proposed that this filing will become effective:

     ( )  immediately upon filing pursuant to paragraph (b)

     (x)  on July 30, 1997 pursuant to paragraph (b)

     ( )  60 days after filing pursuant to paragraph (a)(i)

     ( )  on (date) pursuant to paragraph (a)(i)

     ( )  75 days after filing pursuant to paragraph (a)(ii)

     ( )  on (date) pursuant to paragraph (a)(ii) of Rule 485.

  If appropriate, check the following box:

     ( ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.





                            VAN WAGONER FUNDS, INC.

                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).

                                        Caption or Subheading in Prospectus
Item No. on Form N-1A                   or Statement of Additional Information
---------------------                   --------------------------------------

PART A - INFORMATION REQUIRED IN PROSPECTUS
-------------------------------------------

   1.   Cover Page                      Cover Page

   2.   Synopsis                        Expense Summary

   3.   Condensed Financial             Financial Highlights
        Information

   4.   General Description of          Van Wagoner Funds, Inc.; Investment
        Registrant                      Objectives, Policies and Risk
                                        Considerations; Investment Limitations

   5.   Management of the Fund          Management of the Funds

   5A.  Management's Discussion         *
        of Fund Performance

   6.   Capital Stock and Other         Capital Structure; Dividends and
        Securities                      Distributions; Taxes; Shareholder
                                        Reports and Information

   7.   Purchase of Securities          How to Purchase Shares; Pricing of Fund
        Being Offered                   Shares; How to Exchange Shares;
                                        Retirement Plans; Service and
                                        Distribution Plan

   8.   Redemption or Repurchase        How to Redeem Shares; Pricing of Fund
                                        Shares; How to Exchange Shares

   9.   Legal Proceedings               *


PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------

   10.  Cover Page                      Cover Page

   11.  Table of Contents               Table of Contents

   12.  General Information and         **
        History

   13.  Investment Objectives           Additional Investment Information;
        and Policies                    Investment Restrictions


   14.  Management of the Fund          Additional Company Information;
                                        Shareholder Meetings

   15.  Control Persons and             Additional Company Information
        Principal Holders of
        Securities

   16.  Investment Advisory and         Additional Company Information
        Other Services

   17.  Brokerage Allocation and        Portfolio Transactions and Brokerage
        Other Policies

   18.  Capital Stock and               Description of Shares
        Other Securities

   19.  Purchase, Redemption and        Included in the Prospectus under the
        Pricing of Securities           heading "How to Purchase
        Being Offered                   Shares," "Pricing of Shares" and "How to
                                        Redeem Shares" and in the Statement of
                                        Additional Information under the
                                        headings "Retirement Plans" and
                                        "Determination of Net Asset Value"

   20.  Tax Status                      Included in the Prospectus under the
                                        headings "Taxes" and "Dividends and
                                        Distributions" and in the Statement of
                                        Additional Information under the heading
                                        "Taxes" and "Additional Investment
                                        Information"

   21.  Underwriters                    Distribution of Shares

   22.  Calculation of Performance      Included in the
        Data                            Prospectus under the heading
                                        "Fund Performance" and in the
                                        Statement of Additional
                                        Information under the heading
                                        "Performance Information"

   23.  Financial Statements            Financial Statements


 *   Answer negative or inapplicable.
**   Complete answer to Item is contained in the Prospectus.






                                     (LOGO)

                               VAN WAGONER FUNDS

                                   PROSPECTUS

                                 JULY 30, 1997


                                                                   JULY 30, 1997

                            VAN WAGONER FUNDS, INC.

Van Wagoner Funds, Inc. (the "Company") is a no-load, open-end management investment company, commonly known as a mutual fund. The Van Wagoner Capital Appreciation Fund and Van Wagoner Growth Fund, two diversified investment portfolios of the Company which are described in this Prospectus, are designed to offer investors a range of equity-oriented investment opportunities. Each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds."

VAN WAGONER CAPITAL APPRECIATION FUND seeks capital appreciation. The Fund invests in companies that the Adviser believes have the potential for long-term growth in their business. The Capital Appreciation Fund focuses on companies with small- to mid-size market capitalizations.

VAN WAGONER GROWTH FUND seeks capital appreciation. The Fund invests in companies that the Adviser believes have the potential for above-average long-term growth. The Fund will focus on companies that have mid- to larger-size market capitalizations.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. You are advised to read this Prospectus carefully and keep it for future reference.

A Statement of Additional Information, dated July 30, 1997, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, which may be revised from time to time, contains further information about the Funds and is available, without charge, by writing to the Funds at P.O. Box 1628, Milwaukee, WI 53201-1628, or calling 1-800-228-2121. If you wish to contact the Funds via an overnight delivery, send it to: Van Wagoner Funds, Inc., 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS


                                                             PAGE
Expense Summary.............................................    3
Financial Highlights........................................    5
Van Wagoner Funds, Inc......................................    6
Investment Objectives, Policies and Risk Considerations.....    6
Investment Limitations......................................   13
Management of the Funds.....................................   14
Pricing of Fund Shares......................................   16
How to Purchase Shares......................................   17
How to Exchange Shares......................................   22
How to Redeem Shares........................................   24
Dividends and Distributions.................................   29
Shareholder Reports and Information.........................   29
Retirement Plans............................................   30
Service and Distribution Plan...............................   31
Taxes.......................................................   31
Capital Structure...........................................   32
Transfer and Dividend Disbursing Agent, Custodian and
  Independent Accountants...................................   33
Fund Performance............................................   33


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                EXPENSE SUMMARY

The following table is designed to assist you in understanding the expenses you will bear directly or indirectly as a shareholder of Van Wagoner Funds, Inc. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services. Actual total operating expenses may be higher or lower than those indicated. An example based on the summary is also shown.

                                                 CAPITAL
                                              APPRECIATION      GROWTH
                                                  FUND           FUND
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed
  on Purchases                                    None           None
Maximum Sales Load Imposed
  on Reinvested Dividends                         None           None
Deferred Sales Load Imposed
  on Redemptions                                  None           None
Redemption Fees<F1>                               None           None
Exchange Fees                                     None           None

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                   1.25%          1.00%
12b-1 Fees<F2>                                    0.25%          0.25%
Other Expenses (net of reimbursement)<F3><F4>     0.45%          0.70%
Total Operating Expenses
  (net of reimbursement)<F4>                      1.95%          1.95%


<F1> A fee of $10.00 is charged for each wire redemption.

<F2> The maximum level of distribution expenses is 0.25% per annum of each
     Fund's average net assets. See "Service and Distribution Plan" for further details. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F3> Such expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

<F4> The Funds' investment adviser has voluntarily agreed to limit the total operating expenses of the Capital Appreciation and Growth Funds (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.95%, respectively, of each Fund's average net assets until January 1, 1998. After such date, the expense limitation may be terminated or revised at any time. The Funds estimate that absent the limitation, Other Expenses of the Capital Appreciation and Growth Funds would initially be approximately 13.55% and 13.57%, respectively, and the Total Annual Operating Expenses of the Capital Appreciation and Growth Funds would initially be approximately 15.05% and 14.82%, respectively.


EXAMPLE
Based on the foregoing table, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

                                                 CAPITAL
                                              APPRECIATION      GROWTH
                                                  FUND           FUND
One Year                                           $20            $20
Three Years                                        $63            $63


THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL OPERATING EXPENSES AND INVESTMENT RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of the Funds will be contained in the Funds' future annual reports to shareholders, which may be obtained without charge when they become available.


                              FINANCIAL HIGHLIGHTS

The financial information for each Fund share outstanding during the periods specified in the following table has been derived from the financial records of each Fund. The table should be read in conjunction with the financial statements and related notes included in the Semi-Annual Report to Shareholders.

                                                    SIX MONTHS ENDED
                                                     JUNE 30, 1997
                                                      (UNAUDITED)

                                                 CAPITAL
FOR A FUND SHARE OUTSTANDING                  APPRECIATION      GROWTH
THROUGHOUT THE PERIOD                           FUND<F1>       FUND<F1>

NET ASSET VALUE, BEGINNING OF PERIOD             $10.00         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                              (0.05)         (0.05)
Net realized and unrealized gains
  on investments                                   0.17           0.14
                                                 ------         ------
TOTAL FROM INVESTMENT OPERATIONS                   0.12           0.09
                                                 ------         ------
NET ASSET VALUE, END OF PERIOD                   $10.12         $10.09
                                                 ======         ======
TOTAL RETURN<F2>                                  1.20%          0.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                 $1,106         $1,105
Ratio of expenses to average
  net assets, net of waivers
  and reimbursements<F3>                          1.95%          1.95%
Ratio of net investment loss
  to average net assets, net
  of waivers and reimbursements<F3>             (1.25)%        (1.25)%
Ratio of expenses to average
  net assets, before waivers
  and reimbursements<F3>                         15.05%         14.82%
Ratio of net investment loss
  to average net assets, before
  waivers and reimbursements<F3>               (14.35)%       (14.12)%
Portfolio turnover rate<F2>                        333%           332%
Average commission rate paid on
  portfolio investment transactions             $0.0459        $0.0459

-----------------------
<F1> Commenced operations after the close of business on December 31, 1996
<F2> Not annualized
<F3> Annualized


                            VAN WAGONER FUNDS, INC.

Van Wagoner Funds, Inc. (the "Company") is a no-load open-end management investment company, commonly known as a mutual fund, which is registered under the Investment Company Act of 1940 (the "1940 Act"). The Company presently consists of six diversified investment portfolios. Two of these portfolios, Van Wagoner Capital Appreciation Fund and Growth Fund, are described in this Prospectus. The Van Wagoner Capital Appreciation Fund and Van Wagoner Growth Fund are individually referred to as a "Fund" and collectively as the "Funds."

Van Wagoner Capital Management, Inc. (the "Adviser") serves as the investment adviser to the Funds. Garrett R. Van Wagoner, founder and President of the Adviser, is primarily responsible for the day-to-day management of each Fund's investment portfolio. Mr. Van Wagoner has had over 18 years of experience as a securities analyst and portfolio manager including serving as the portfolio manager of the Govett Smaller Companies Fund from March 1993 until December 1995. See "Management of the Funds."

Each Fund obtains its assets by continuously selling its shares to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are thus combined and each individual investor has an interest in every one of the securities owned, thereby providing diversification in a variety of industries. The Adviser furnishes professional management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at the next determined net asset value. Registration of the Funds under the 1940 Act does not involve supervision of the Funds' management or policies by the Securities and Exchange Commission.


                        INVESTMENT OBJECTIVES, POLICIES
                            AND RISK CONSIDERATIONS

GENERAL

The investment objective of each of the Funds is to seek capital appreciation. Each Fund pursues its investment objective by investing primarily in equity securities subject to certain separate investment policies described below. Equity securities are common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, and securities convertible into common or preferred stocks. When selecting securities, the Adviser will consider certain criteria including, but not limited to, (1) the prospects for a company's product, (2) the potential for the company's industry, (3) management ability,
(4) the relationship of the price of the security to its estimated value, and
(5) relevant market, economic and political considerations. Issuers in which the Funds may invest may still be in the developmental stage, may be older companies that appear to be entering a new era of growth due to management changes, development of new technology or other events, or may be companies with high growth rates.

Because shares of each Fund represent an investment in securities with fluctuating market prices, you should understand that the net asset value per share of each Fund will vary as the aggregate value of a Fund's portfolio securities increases or decreases. An investment in the Funds should be considered a long-term investment. The Funds are not designed to meet investors' short-term financial needs, nor is any single Fund or a combination of the Funds intended to provide a complete or balanced investment program.

The investment objectives, policies and practices of each Fund, unless otherwise specifically stated, are not fundamental and may be changed by the Board of Directors without shareholder approval. See "Investment Limitations." Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help you choose the Fund that best fits your investment objectives.


CAPITAL APPRECIATION FUND

The investment objective of the Capital Appreciation Fund is long-term capital appreciation. The Fund seeks to achieve this investment objective by investing in companies that the Adviser believes to have the potential for long-term growth in their business. The Adviser will focus on companies that have characteristics the Adviser believes could allow for rapid growth including innovative products or services, capable management, strong balance sheets and/or a unique competitive strength. Although the Adviser may invest in companies of all sizes, the Adviser expects to focus on companies that, at the time of purchase, have small- or mid-size market capitalizations.

GROWTH FUND

The investment objective of the Growth Fund is capital appreciation. The Fund seeks to achieve this objective by investing in companies that the Adviser believes to have the potential for above-average long-term growth. The Adviser will focus on companies that are more established than traditional emerging growth companies but which the Adviser believes have the potential for above-average growth due to new products or services, changes in financial or other conditions, new or revitalized management or other factors. The Adviser expects to focus on companies that, at the time of purchase, have mid- to larger-size market capitalizations, although the Adviser may invest in companies of all sizes.


OTHER INVESTMENT POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain restrictions described below), each of the Funds may invest in the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Statement of Additional Information.

SMALLER CAPITALIZATION COMPANIES. Each Fund may invest a substantial portion of its assets in companies with modest capitalization, as well as start-up companies. While the Adviser believes that small- and medium-sized companies as well as start-up companies can provide greater growth potential than larger, more mature companies, investing in the securities of such companies also involves greater risk, potential price volatility and cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, a Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Funds than in a fund that invests in larger, more established companies. Each Fund may invest up to 10% of its net assets in securities of issuers which, together with any predecessor entity, have a record of less than three years of continuous operation.

FOREIGN SECURITIES. Each Fund may invest without limitation in securities of foreign issuers which are publicly traded in the United States, either directly or through sponsored and unsponsored American Depository Receipts ("ADRs").
ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Investments in foreign securities involve special risks and costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. See "Taxes" in the Statement of Additional
Information. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation than securities of domestic companies.

HEDGING STRATEGIES. The Funds may use various hedging strategies to attempt to reduce the overall level of risk for an individual security, or group of securities, or to reduce the investment risk of the Funds. There can be no assurance that such efforts will succeed. Each Fund may write (i.e., sell) covered call and secured put options, and buy put or call options, which are sometimes referred to as derivatives, for hedging purposes. These options may relate to particular securities or stock indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. Each Fund will not purchase put and call options where the aggregate premiums on its outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are: (1) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the option; (2) possible lack of a liquid secondary market; (3) losses caused by unanticipated market movements; and (4) the Adviser's ability to predict correctly the direction of securities prices and economic factors. For further discussion of risks involved with the use of options, see "Additional
Investment Information - Hedging Strategies" in the Statement of Additional Information.

WARRANTS AND RIGHTS. Each Fund may invest up to 5% of its net assets in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy equity securities during a specific period of time. A Fund will make such investments only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Typically, the convertible debt securities in which the Funds will invest will be of a quality less than investment grade (so-called "junk bonds"). Each Fund will, however, limit its investment in non-investment grade convertible debt securities to no more than 5% of its net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities deemed by the Adviser to be of comparable quality. Securities rated B are considered predominantly speculative and generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the bond over any long period of time may be small. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser expects, however, to sell promptly any convertible debt securities that fall below a B rating quality as a result of these events. See the Statement of Additional Information for a description of applicable debt ratings.

MONEY MARKET INSTRUMENTS. In times when the Adviser believes that adverse economic or market conditions justify such actions, each Fund may invest temporarily up to 100% of its assets in short-term, high quality money market instruments. The Funds may also invest in such instruments pending investment, to meet anticipated redemption requests, and/or to retain the flexibility to respond promptly to changes in market and economic conditions. It is impossible to predict when or for how long the Adviser may employ these strategies.

Each of the Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and unrated debt securities which are deemed by the Adviser to be of comparable quality. Each of the Funds may also invest in United States Treasury Bills and Notes, certificates of deposit of domestic branches of U.S. banks and corporate bonds with remaining maturities of 13 months or less. For debt obligations other than commercial paper, these securities are limited to those rated at least Aa by Moody's or AA by S&P, or unrated but deemed by the Adviser to be of comparable quality.

Each Fund's investment in money market instruments for the foregoing reasons may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

In addition to the foregoing, each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Fund could experience a loss. Repurchase agreements will be acquired in accordance with procedures established by the Company's Board of Directors which are designed to evaluate the creditworthiness of the other parties to the repurchase agreements.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION. In order to achieve each Fund's investment objective, the Adviser will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Adviser intends to purchase a given security whenever it believes it will contribute to the stated objective of a Fund, even if the same security has only recently been sold. In selling a given security, the Adviser keeps in mind that profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code. Subject to the foregoing, the Funds may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the applicable Fund's objectives, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and each of the Fund's annual portfolio turnover rate may vary from year to year. It is presently anticipated the portfolio turnover rate for the Funds generally will not exceed 150%. However, this should not be considered as a limiting factor and the actual turnover rate may exceed this if the Adviser deems it appropriate.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

MISCELLANEOUS. Each of the Funds may invest up to 5% of its net assets in illiquid securities. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, may be considered liquid. In addition, if a Fund anticipates that a price of a security will decline, it may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost (so-called "short sales against the box").


                             INVESTMENT LIMITATIONS

Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions which have been adopted to maintain portfolio diversification and reduce risk.

No Fund may:

1. purchase the securities of any issuer if the purchase would cause more than 5% of the value of a Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to these limitations;

2. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry; and

3. borrow money except for temporary purposes in amounts up to 33 1/3% of the value of its total assets at the time of borrowing.

A list of the Funds' objectives, policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Funds' investment objectives, as well as other policies which are not deemed fundamental, may be modified by the Board of Directors without shareholder approval. Any change in a Fund's investment objective may result in the Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund. However, each Fund will not change its investment objective without written notice to shareholders sent at least 30 days in advance of any such change.


                            MANAGEMENT OF THE FUNDS

As a Maryland corporation, the business affairs of the Company are managed by its Board of Directors. The Company, on behalf of each of the Funds, has entered into investment advisory agreements with Van Wagoner Capital Management, Inc., 345 California Street, Suite 2450, San Francisco, CA 94104 (the "Investment Advisory Agreements"). Pursuant to such Investment Advisory Agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.

INVESTMENT ADVISER

The Adviser was organized on October 24, 1995 as a Delaware corporation to become the investment adviser to the Funds. Garrett R. Van Wagoner, the President and a director of the Adviser, is the sole shareholder of the Adviser, and is the portfolio manager for each of the Funds. Mr. Van Wagoner has over 18 years of experience as a securities analyst and portfolio manager. Prior to managing the Funds, Mr. Van Wagoner served as the portfolio manager of the Govett Smaller Companies Fund, a portfolio of The Govett Funds, Inc., from March 1993 until December 1995. Prior thereto, Mr. Van Wagoner was Senior Vice President at Bessemer Trust, N.A., since 1982, where he was responsible for its emerging growth stock investment program.

Pursuant to the Investment Advisory Agreements between the Adviser and the Company on behalf of the Funds, the Adviser furnishes continuous investment advisory services and management to each of the Funds. The Adviser supervises and manages the investment portfolios of the Funds, and subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to disinterested directors). For the foregoing, the Adviser receives a monthly fee of 1/12 of 1.25% and 1.00% on the average daily net assets of the Capital Appreciation and Growth Funds, respectively. The rate of the advisory fees is higher than that paid by most mutual funds.

ADMINISTRATION

Pursuant to an Administration and Fund Accounting Agreement (the
"Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-
5712, acts as administrator for the Funds. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its administrative services (which include clerical, compliance, regulatory, fund accounting and other services), the Administrator receives from each Fund a fee, computed daily and payable monthly, based on each Fund's average net assets at the annual rate of 0.18 of 1.0% on the first $50,000,000 of average net assets, 0.105 of 1.0% on the next $50,000,000 of average net assets, 0.055 of 1.0% on the next $150,000,000 of average net assets, and 0.03 of 1.0% on average net assets in excess of $250,000,000, subject to an annual minimum of $61,667 per Fund, plus out-of-pocket expenses. Sunstone Investor Services, LLC, an affiliate of Sunstone Financial Group, Inc., acts as the transfer agent and dividend disbursing agent for the Funds. See "Transfer and Dividend Disbursing Agent, Custodian and Independent Accountants."

EXPENSES

Each Fund pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statement required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund's assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                             PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Funds currently charge a $10 fee for each redemption made by wire. See "How to Redeem Shares."

The per share net asset value of a Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of a Fund prior to that time and after the previous time as of which the net asset value was determined. Accordingly, investments accepted or redemption requests received in proper form prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and investments accepted or redemption requests received in proper form after that time will be valued as of the close of the next trading day.

Investments are considered received only when your check, wired funds or electronically transferred funds are received in good order by the Funds. Investments by telephone pursuant to your prior authorization to the Funds to draw on your bank account are considered received when the proceeds from the bank account are received in good order by the Funds, which generally takes two to three banking days.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors.


                             HOW TO PURCHASE SHARES

Each of the Funds is no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because each Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Funds receive and accept your purchase order. See "Pricing of Fund Shares."

                                INITIAL MINIMUM    ADDITIONAL MINIMUM
TYPE OF ACCOUNT                    INVESTMENT          INVESTMENT
Regular                             $1,000                $50
Automatic Investment Plan             $500                $50
Individual Retirement
  Account ("IRA")                     $500                $50
Gift to Minors                        $500                $50

Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans. The Funds will not accept your account if you are investing for another person as attorney-in-fact. The Funds also will not accept accounts with a "Power of Attorney" or "POA" in the registration section of the Purchase Application.

HOW TO OPEN YOUR ACCOUNT BY MAIL. Please complete the Purchase Application. You may duplicate any application or you can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-228-2121. (PLEASE COMPLETE AN IRA APPLICATION TO ESTABLISH AN IRA.)

Your completed Purchase Application should be mailed directly to:

                            Van Wagoner Funds, Inc.
                                 P.O. Box 1628
                            Milwaukee, WI 53201-1628

To purchase shares by overnight or express mail, please use the following street address:
                            Van Wagoner Funds, Inc.
                       207 East Buffalo Street, Suite 315
                            Milwaukee, WI 53202-5712


All applications must be accompanied by payment in the form of a check made payable to "Van Wagoner Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. Payment may be delayed for up to 7 business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. If you contemplate redeeming your investment shortly after purchase, you should purchase the shares by wire as discussed below.

HOW TO OPEN YOUR ACCOUNT BY WIRE. You may make purchases by direct wire transfers. To ensure proper credit to your account, YOU MUST CALL THE FUNDS AT 1-800-228-2121 FOR INSTRUCTIONS AND TO OBTAIN AN INVESTOR ACCOUNT NUMBER PRIOR TO WIRING FUNDS. Funds should be wired through the Federal Reserve System as follows:

                                 UMB Bank, n.a.
                            A.B.A. Number 101000695
                     For credit to Van Wagoner Funds, Inc.
                           Account Number 9870610183
                             For further credit to:
                           (investor account number)
                         (name or account registration)
              (Social Security or Taxpayer Identification Number)
                       (identify which Fund to purchase)

A PURCHASE APPLICATION MUST BE RECEIVED BY THE FUNDS TO ESTABLISH PRIVILEGES AND TO VERIFY YOUR ACCOUNT INFORMATION. PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED AND TAXES MAY BE WITHHELD UNLESS THE FUNDS RECEIVE A PROPERLY COMPLETED AND EXECUTED PURCHASE APPLICATION. The Funds reserve the right to refuse a telephone transaction if they believe it advisable to do so.

IF YOU HAVE ANY QUESTIONS, CALL THE FUNDS AT 1-800-228-2121.

HOW TO ADD TO YOUR ACCOUNT BY MAIL. You may make additional investments by mail or by wire in the minimums listed previously. When adding to an account by mail, you should send the Funds your check, together with a subsequent investment slip from a recent statement. If this investment slip is unavailable, you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer.

HOW TO ADD TO YOUR ACCOUNT BY ELECTRONIC FUNDS TRANSFER. You may also make additional investments by telephone or in writing through electronic funds transfers if you have previously selected this service. By selecting this service, you authorize the Funds to draw on your preauthorized bank account as shown on the records of the Funds and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing 10 business days after receipt by the Funds of your request to adopt this service. This time period allows the Funds to verify your bank information. Investments made by electronic funds transfer in any one account must be in an amount of at least $50 and will be effective at the net asset value next computed after receipt by the Funds of the proceeds from your bank account. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. See "Pricing of Fund Shares." This service may be selected by calling the Funds at 1-800-228-2121 for the necessary form and instructions.

HOW TO ADD TO YOUR ACCOUNT BY WIRE. For additional investments made by wire transfer, you should use the wiring instructions listed previously. Be sure to include your account number. WIRED FUNDS ARE CONSIDERED RECEIVED IN GOOD ORDER ON THE DAY THEY REACH THE FUNDS' BANK ACCOUNT BY THE FUNDS' CUT-OFF TIME FOR PURCHASES AND ALL REQUIRED INFORMATION IS PROVIDED IN THE WIRE INSTRUCTIONS. THE WIRE INSTRUCTIONS WILL DETERMINE THE TERMS OF THE PURCHASE TRANSACTION.

AUTOMATIC INVESTMENT PLAN. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You must meet the Automatic Investment Plan's (the "Plan" or the "AIP Plan") minimum initial investment of $500 before the Plan may be established. Under the Plan, your designated bank or other financial institution debits a preauthorized amount on your account each designated period and applies the amount to the purchase of Fund shares. The Funds require 10 business days after their receipt of your request to initiate the Plan to verify your account information. Generally, the Plan will begin on the next transaction date scheduled by the Funds for the Plan following this 10 business day period. AIP Plan transactions are scheduled for the 5th and/or 20th of every month. AIP Plan transactions also may be scheduled monthly, quarterly or annually. The Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in the Plan. You will receive a statement on a QUARTERLY basis showing the purchases made under the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction and YOUR PURCHASE WILL BE CANCELLED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT. When a purchase is made pursuant to the Automatic Investment Plan, and a redemption of such shares is requested shortly thereafter, the Funds may delay payment of the redemption proceeds for up to 7 days from the purchase date. This delay allows the Funds to verify that the proceeds used to purchase the shares were properly debited from your designated bank or other financial institution. You may adopt the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-228-2121. A signature guarantee is required. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon 60 days' written notice, if the account's net asset value is $1,000 or less. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. A REDEMPTION OF ALL FUNDS FROM YOUR PLAN ACCOUNT WILL NOT AUTOMATICALLY DISCONTINUE PLAN PRIVILEGES. TERMINATION OF THE PLAN MUST BE MADE IN WRITING AND RECEIVED BY THE FUNDS FIVE BUSINESS DAYS PRIOR TO THE EFFECTIVE DATE OF TERMINATION.

PURCHASING SHARES THROUGH OTHER INSTITUTIONS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to the Funds' Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Company may enter purchase orders on behalf of their customers by telephone, with payment to follow within several days as specified in the agreement. The Funds may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

ADDITIONAL PURCHASE INFORMATION. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid and YOUR PURCHASE WILL BE CANCELLED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not issue certificates.

When a purchase is made by check and a redemption is requested shortly thereafter, payment may be delayed for up to 7 business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

New shareholders of the Funds are automatically provided with the privilege to initiate telephone inquiries, exchanges and redemptions unless expressly waived by the shareholder. Consequently, Purchase Applications provide that investors automatically authorize the telephone privileges unless they check the appropriate box on the Purchase Application to waive the privilege. If you have any questions as to how to waive this privilege, or how to add or delete a privilege after an account is established, please call the Funds at 1-800-228-2121. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page 25.

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.


                             HOW TO EXCHANGE SHARES

Shares of any Van Wagoner Fund may be exchanged for shares of another Van Wagoner Fund that is available for investment at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. Each exchange is subject to the minimum initial investment required for each Fund. You may make additional exchanges for $500 or more. You may open a new account or purchase additional shares by making an exchange from an existing Van Wagoner Fund account. New accounts will have the same registration as the existing accounts as well as the same privileges, unless otherwise specified. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone." See "Additional Exchange Information" regarding telephone exchanges. You must obtain the prospectus for the appropriate Van Wagoner Fund, and you are advised to read it carefully, before authorizing any investment in shares of a Van Wagoner Fund. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page 25.

In addition to the ability to exchange among Van Wagoner Funds, you may exchange all or a portion of your investment from the Van Wagoner Funds to the Northern U.S. Government Money Market Fund (the "Money Market Fund"). This expanded exchange feature is subject to the minimum purchase and redemption amounts set forth in this Prospectus ($1,000 minimum, $500 subsequent). You must obtain a copy of the Money Market Fund prospectus from the Funds by calling 1-800-228-2121, and you are advised to read it carefully, before authorizing any investment in shares of the Money Market Fund.

For exchanges between Van Wagoner Funds, the value to be exchanged and the price of the shares being purchased will be the net asset value next determined by the Funds after receipt and acceptance of proper instructions for the exchange. If you desire to use the expanded exchange privilege, you should contact the Funds at 1-800-228-2121 for further information about the procedures and the effective times for exchanges. Generally, exchange requests received in proper order and accepted by the Funds by 3:00 p.m. (Central time) or the close of the New York Stock Exchange, if different, on a day during which each Fund's net asset value is determined will be effective that day for both the Fund being purchased and the Fund being redeemed. Please note that when exchanging from a Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange. When exchanging less than all of the balance from the Money Market Fund to a Fund, your exchange proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income will automatically be exchanged into a Fund when the income is collected and paid from the Money Market Fund, at the end of the month. An exchange between one Fund and another or to the Money Market Fund is treated the same as an ordinary sale and purchase for federal income tax purposes.

See "Additional Redemption Information" regarding purchases made by check.

Because of the risks associated with common stock investments, the Funds are intended to be long-term investment vehicles and not designed to provide investors with a means of speculating on short-term stock market movements. In addition, because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than five exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of a Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds. Therefore, the maximum number of exchanges you wish to make between Funds may be restricted. Contact the Funds for additional information concerning the exchange privilege.

AUTOMATIC EXCHANGE PLAN. You may make automatic monthly exchanges from one Van Wagoner Fund account to another or from the Money Market Fund account to a Fund account ($50 minimum per transaction). An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and generally, you will realize a capital gain or loss. You must meet the Funds' minimum initial investment requirements before this plan is established. You may adopt the plan at the time an account is opened by completing the appropriate section of the Purchase Application. To establish the Automatic Exchange Plan after an account is open, call the Funds at 1-800-228-2121.

New shareholders of the Funds are automatically provided with the privilege to initiate telephone inquiries, exchanges and redemptions unless expressly waived by the shareholder. Consequently, Purchase Applications provide that investors automatically authorize the telephone privileges unless they check the appropriate box on the Purchase Application to waive the privilege. If you have any questions as to how to waive this privilege, or how to add or delete a privilege after an account is established, please call the Funds at 1-800-228-2121. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page 25.

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.


                              HOW TO REDEEM SHARES

You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Funds. See "Pricing of Fund
Shares." There are no charges for the redemption of shares except that a fee of $10 is charged for each wire redemption and a fee is charged when redeeming shares in an IRA. Refer to the IRA Disclosure Statement & Custodial Agreement for additional information on IRA accounts and fees. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

HOW TO REDEEM BY MAIL. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. If the dollar amount requested to be redeemed is greater than the current account value as determined by the net asset value on the effective date of the redemption, the entire account balance will be redeemed. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $50,000, the proceeds are to be sent to a person other than the shareholder(s) of record, to a location other than the address of record or is made within 30 days of an address exchange, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. See "Additional
Redemption Information" for instructions on redeeming shares in corporate accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney. In case of any questions, contact the Funds in advance.

The Funds will mail payment for redemption within 7 days after it receives proper instructions for redemption. However, the Funds will delay payment for 7 business days on redemptions of recent purchases made by check. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

HOW TO REDEEM BY TELEPHONE. See "Additional Redemption Information" regarding telephone redemptions. Shares may be redeemed, in an amount up to $50,000, by calling the Funds at 1-800-228-2121. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Funds. A redemption request in excess of $50,000 must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. A telephone redemption request will not be processed within 30 calendar days after an address change. A redemption request within that 30 day time period must be in writing and signed by each registered holder of the account with signatures guaranteed. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Telephone redemptions must be in amounts of $500 or more.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. There is currently a $10 fee for each wire redemption. It will be deducted from your redemption proceeds. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. To change the designated account, send a written request with the signature(s) guaranteed to the Funds. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the Funds' control. The Funds reserve the right to delay payment for a period of up to 7 days after receipt of the redemption request.

The Funds reserve the right to refuse a telephone redemption or exchange transaction if it believes it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Van Wagoner Funds, Inc., P.O. Box 1628, Milwaukee, WI 53201-1628. If you wish to send the information via overnight delivery, you may send it to: Van Wagoner Funds, Inc., 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. REDEMPTION REQUESTS MADE VIA FAX WILL NOT BE ACCEPTED BY THE FUNDS.

REDEEMING SHARES THROUGH OTHER INSTITUTIONS. Investors may be charged a fee if they redeem shares of a Fund through a broker or an agent.

ADDITIONAL REDEMPTION INFORMATION. When a purchase is made by check and a redemption is requested shortly thereafter, payment may be delayed for up to 7 business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

New shareholders of the Funds are automatically provided with the privilege to initiate telephone inquiries, exchanges and redemptions unless expressly waived by the shareholder. Consequently, Purchase Applications provide that investors automatically authorize the telephone privileges unless they check the appropriate box on the Purchase Application to waive the privilege. If you have any questions as to how to waive this privilege, or how to add or delete a privilege after an account is established, please call the Funds at 1-800-228-2121. Generally, after the account has been established, a request to authorize, waive, add or delete a privilege must be in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page 25.

Any redemption or transfer of ownership request for corporate accounts will require the following written documentation:

1. A written letter of instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $50,000, the written request must be signature guaranteed. A signature guarantee may be obtained from a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other guarantor and "Signature Guaranteed" must appear with the signature. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

2. A certified Corporate Resolution that states the date the Resolution was adopted and who is empowered to act, transfer or sell assets on behalf of the corporation.

3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. IF THE CORPORATE RESOLUTION CONFERS AUTHORITY ON OFFICERS BY TITLE AND NOT BY NAME, THE CERTIFICATE OF INCUMBENCY MUST NAME THE OFFICER(S) AND THEIR TITLE(S).

When redeeming shares from the Money Market Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption. When redeeming your entire balance from the Money Market Fund, accrued income will be paid separately when the income is collected and paid from the Money Market Fund, at the end of the month.

The Funds reserve the right to suspend or postpone redemptions during any period when: trading on the New York Stock Exchange ("Exchange") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or that the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $1,000 minimum as a result of a redemption or exchange or if you discontinue the Automatic Investment Plan before your account balance reaches the required minimum, you may be given a 60-day notice to reestablish the minimum balance or activate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you. If your account balance in the Money Market Fund is redeemed, accrued interest will be paid at the end of the following month.

SYSTEMATIC WITHDRAWAL PLAN. The Funds offer a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($50 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Plan) be distributed to you at regular intervals. The redemption takes place on the 5th or 20th of the month, but if the day you designate falls on a Saturday, Sunday or legal holiday, the distribution shall be made on the prior business day. Any changes made to distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days written notice. Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Funds by calling 1-800-228-2121.


                          DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends from net investment income annually and distribute substantially all net realized capital gains at least annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. You may elect to reinvest all income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase Application. Income dividends and capital gains distributions received in cash may only be sent by wire if in amounts of $500 or more. You may change your election at any time by sending written notification to the Funds. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to your account on such date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. Dividends and capital gains distributions, if any, will reduce the net asset value of a Fund by the amount of the dividend or capital gains distribution.


                      SHAREHOLDER REPORTS AND INFORMATION

AUTOMATED SHAREHOLDER SERVICES. Shareholders using a touch-tone telephone can access information about the Funds 24 hours a day, 7 days a week. When calling the Funds at 1-800-228-2121, shareholders may choose to use the automated information feature or, during regular business hours (7:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a representative of the Funds.

The automated service provides the information most frequently requested by shareholders. After calling 1-800-228-2121 shareholders can:

1. Determine closing prices for each Fund and learn how the price of a Fund has changed from the previous day.

2. Learn account balance(s), the last 5 transactions completed and order duplicate forms and statements.

For total return information, call the Funds at 1-800-228-2121.

The Funds will provide the following statements and reports:

CONFIRMATION STATEMENTS. Except for Automatic Investment Plans, after each transaction that affects the account balance or account registration, you will receive a confirmation statement. Participants in the Automatic Investment Plan will receive quarterly confirmations of all automatic transactions.

ACCOUNT STATEMENTS. All shareholders will receive quarterly account statements. If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Statements for earlier years are available for $5 each. Call 1-800-228-2121 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, you should contact: Van Wagoner Funds, Inc., P.O. Box 1628, Milwaukee, WI 53201-1628 or call 1-800-228-2121. If you wish to send the information via overnight delivery, you may send it to: Van Wagoner Funds, Inc., 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.

FINANCIAL REPORTS. Financial reports are provided to shareholders semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.

                                RETIREMENT PLANS

The Funds have a program under which you may establish an IRA with the Funds and purchase shares through such account. The minimum initial investment in each Fund for an IRA is $500. The Funds also offer a tax-sheltered custodial account designed to qualify under Section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee pension (SEP), Savings Incentive Match Plans for Employees (SIMPLEs), 401(k), profit-sharing and money purchase pension plans ("Retirement Plans").

You may obtain additional information regarding Retirement Plans by calling the Funds at 1-800-228-2121.

                         SERVICE AND DISTRIBUTION PLAN

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets.

Payments may be made by each Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Directors. Such activities include advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.


                                     TAXES

Each Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to shareholders.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether such distributions are paid in cash or reinvested in additional Fund shares. Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year.

The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if you fail to provide a certified Social Security or Taxpayer Identification Number or IRS Form W-8.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.

                               CAPITAL STRUCTURE

The Funds constitute a single corporation (the "Company") that was organized as a Maryland corporation on October 18, 1995. The Company's authorized capital consists of a single class of 1,000,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Each share of a Fund represents an equal proportionate interest in that Fund. As a shareholder, you will be entitled: (1) to one vote per full share of Common Stock; (2) to such distributions as may be legally declared by the Company's Board of Directors; and (3) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. Unless it is required by the 1940 Act, it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of directors or the appointment of auditors. The Company, however, has adopted provisions in its Bylaws for the removal of directors by the shareholders. See "Shareholder Meetings" in the Statement of Additional Information.

Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. The Funds will not issue certificates evidencing shares of Common Stock purchased. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. The Transfer Agent will issue written confirmations for all purchases of Common Stock.

The Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the 1940 Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, would belong to that class and would be charged with the liabilities in respect of that class and of that class' shares of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class would be based on the assets belonging to that class less the liabilities charged to that class, and dividends could be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.


                        TRANSFER AND DIVIDEND DISBURSING
                              AGENT, CUSTODIAN AND
                            INDEPENDENT ACCOUNTANTS

Sunstone Investor Services, LLC, an affiliate of Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, acts as each Fund's Transfer and Dividend Disbursing Agent. Sunstone Financial Group, Inc. serves as the Funds' administrator. See "Management of the Funds." UMB Bank, n.a., which has its principal address at 928 Grand Avenue, Kansas City, MO, 64141, acts as Custodian of the Funds' investments. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, has been selected to serve as independent accountants of the Company for the fiscal year ending December 31, 1997.


                                FUND PERFORMANCE

From time to time, the Funds may advertise their "average annual total return" over various periods of time. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. A shareholder's investment in a Fund and its return are not guaranteed and will fluctuate according to market conditions. When considering "average" annual total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in a Fund's share price and assuming reinvestment of dividends and distributions).

Each Fund may quote its average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as THE WALL STREET JOURNAL, THE NEW YORK TIMES, INVESTOR'S BUSINESS DAILY, USA TODAY, BARRON'S, MONEY and FORBES as well as in publications of a local or regional nature, may be used in comparing a Fund's performance.

Each Fund's total return may also be compared to such indices as the Dow Jones Industrial Average, S&P 500 Composite Stock Price Index, S&P Midcap 400 Index, Nasdaq Composite OTC Index or Nasdaq Industrial Index, Consumer Price Index and Russell 2000 Index. Further information on performance measurement may be found in the Statement of Additional Information.

Performance quotations of a Fund represent its past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the Statement of Additional Information.






                            VAN WAGONER FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                    FOR THE

                           CAPITAL APPRECIATION FUND

                                  GROWTH FUND

     This Statement of Additional Information dated July 30, 1997 is meant to be read in conjunction with the Prospectus dated July 30, 1997 for the Capital Appreciation Fund and Growth Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained by writing Van Wagoner Funds, Inc., P.O. Box 1628, Milwaukee, Wisconsin 53201-1628.
Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
ADDITIONAL INVESTMENT INFORMATION................................    3
INVESTMENT RESTRICTIONS..........................................   13
ADDITIONAL COMPANY INFORMATION...................................   15
     Directors and Officers......................................   15
     Control Persons and Principal Holders of Securities.........   16
     Investment Adviser..........................................   16
     Administrator...............................................   17
     Custodian, Transfer Agent and Dividend Paying Agent.........   18
     Legal Counsel...............................................   18
     Independent Accountants.....................................   18
DISTRIBUTION OF SHARES...........................................   18
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................   19
TAXES............................................................   20
DESCRIPTION OF SHARES............................................   23
SHAREHOLDER MEETINGS.............................................   24
RETIREMENT PLANS.................................................   25
PERFORMANCE INFORMATION..........................................   25
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
DETERMINATION OF NET ASSET VALUE.................................   28
OTHER INFORMATION................................................   28
FINANCIAL STATEMENTS.............................................   29
APPENDIX A (Description of Securities Ratings)...................  A-1

                            ----------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                       ADDITIONAL INVESTMENT INFORMATION

     The following supplements the investment objectives and policies of the Funds as set forth in their Prospectus.

     CAPITAL APPRECIATION FUND seeks capital appreciation. The Fund invests in companies that the Adviser believes have the potential for long-term growth in their business. The Fund focuses on companies with small- to mid-size market capitalizations.

     GROWTH FUND seeks capital appreciation. The Fund invests in companies that the Adviser believes to have the potential for above-average long-term growth. The Adviser will focus on companies that have mid- to larger market capitalizations.

     MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     UNITED STATES GOVERNMENT OBLIGATIONS. Each of the Funds may invest in Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     ILLIQUID SECURITIES. Each of the Funds may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Directors or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act") that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Board has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors. Certain securities are deemed illiquid by the Securities and Exchange Commission (the "SEC") including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Funds' limitation on illiquid securities.

     Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% or less of the value of its net assets.

     HEDGING STRATEGIES. The Funds may engage in hedging activities. They may utilize a variety of financial instruments, including options, in an attempt to reduce the investment risks of the Funds.

     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options exchanges upon which they are traded and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited to tax considerations.

     OPTIONS. GENERAL. Each Fund may purchase and write (i.e. sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in the segregated account until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     FEDERAL TAX TREATMENT OF OPTIONS. Certain option transactions have special tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If a Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     In the case of transactions involving "nonequity options," as defined in and subject to the rules of Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" subject to the rules of Code Section 1256 includes options involving stock indexes such as the Standard & Poor's 500 and 100 indexes.

     CERTAIN RISKS REGARDING OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Successful use by the Funds of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     COVER FOR OPTIONS POSITIONS. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or other liquid securities in a segregated account with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds write or sell options.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     INVESTMENT COMPANIES. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges or a major foreign exchange. Warrants attached to other securities acquired by a Fund are not subject to this restriction.

     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

     In selecting convertible securities for the Funds, the Adviser will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     Typically, the convertible debt securities in which the Funds will invest will be of a quality less than investment grade (so-called "junk bonds"). The Funds will, however, limit their investment in non-investment grade convertible debt securities to no more than 5% of the respective net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody's or S&P, or unrated securities deemed by the Adviser to be of comparable quality. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

     EFFECT ON INTEREST RATES AND ECONOMIC CHANGES. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     PAYMENT EXPECTATIONS. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on the Adviser's credit analysis than would be the case with investments in investment grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors each Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

     In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuations and to greater risk of loss of income and principal due to default than investments of higher-rated fixed income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower-rated securities.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for the Capital Appreciation and Growth Funds generally will not exceed 300% each. However, these should not be considered as limiting factors.

                            INVESTMENT RESTRICTIONS

     Consistent with each Fund's investment objective, each Fund has adopted certain investment restrictions. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of a Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment limitations except with respect to a Fund's restrictions on borrowings as set forth in restriction 8 below.

     A Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS.

     Each Fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "Investment Company Act"); provided, however, a Fund may engage in transactions involving options, futures and options on futures contracts.

     2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

     3. With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

     4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

     5. Act as an underwriter or distributor of securities other than shares of the Funds except to the extent that a Fund's participation as part of a group in bidding or by bidding alone, for the purchase or permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that a Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

     7. Borrow money, except that a Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

     8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

     THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     Each Fund may not:

     1. Purchase warrants, valued at the lower of cost or market, in excess of 5% of a Fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     2. Purchase securities of other investment companies except to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

     3. Make investments for the purpose of exercising control or management of any company except that a Fund may vote portfolio securities in the Fund's discretion.

     4. Invest in securities of issuers which have a record of less than three
(3) years continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business, if such purchase would cause the value of the Fund's investments in all such companies to exceed 10% of the value of its total assets.

     5. Acquire illiquid securities if, as a result of such investments, more than five percent (5%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities.

     6. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

     7. Borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of the Fund's net assets; provided, however, a Fund may engage in transactions involving options. Each Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     8. Purchase any interest in any oil, gas or any other mineral exploration or development program, including any oil, gas or mineral leases.

        Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should a Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

        In determining industry classification with respect to the Funds, the Adviser intends to use the industry classification titles in the Standard Industrial Classification Manual.

        A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

                         ADDITIONAL COMPANY INFORMATION

     DIRECTORS AND OFFICERS. Information regarding the Board of Directors and officers of the Funds, including their principal business occupations during at least the last five years, is set forth below. Each director who is an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Except where otherwise indicated, each of the individuals below has served in his or her present capacity with the Company since November 1995. The address of each of the officers and directors is c/o Van Wagoner Funds, 345 California Street, Suite 2450, San Francisco, California, 94104.

     *GARRETT R. VAN WAGONER, PRESIDENT, TREASURER, SECRETARY AND DIRECTOR

     Mr. Van Wagoner is the President, Treasurer, Secretary, Director and sole shareholder of the Adviser, and has served in such capacities since the organization of the Adviser in October 1995. He was the portfolio manager of the Govett Smaller Companies Fund, a portfolio of The Govett Funds, Inc., from March 1993 until December 31, 1995. Prior thereto, he was Senior Vice President at Bessemer Trust, N.A., since 1982, where he was responsible for its emerging growth stock investment program. Age 41.

                           LARRY P. ARNOLD, DIRECTOR

     Larry P. Arnold, Private investor since 1993. Founder and Managing General Partner of Wessels Arnold & Henderson from June 1986 to January 1993. Senior Vice President of Piper Jaffray & Hopwood from 1979 to March 1986. Director of Sparta Foods, Inc. Age 54.

                           ROBERT S. COLMAN, DIRECTOR

     Partner since February 1991 of Colman Furlong & Co. and since 1996 the founder of Colman Partners, both private merchant banking firms. Mr. Colman is a Director of Cleveland Cliffs, Inc. and HealthCare COMPARE Corp. Age 55.

                         PETER R. KRIS, VICE PRESIDENT

     Mr. Kris is Vice President of the Company and has served in such capacity since February 1996. He was Vice President of Govett and Company Limited from May 1992 until February 1996. Mr. Kris was an Account Executive with Charles Schwab and Company from March 1992 to May 1992, and prior thereto he was employed for two years by State Street Bank & Trust as Portfolio Accounting Manager. Age 31.

     The Director of the Company who is an officer of the Adviser receives no remuneration from the Funds. In 1997, each of the other Directors will be paid a fee of $1,000 for each meeting attended. In addition, each Director is reimbursed for the expenses of attending meetings. The table below sets forth the compensation of the Directors for the fiscal year ended December 31, 1996.

                               COMPENSATION TABLE

                                         Pension or     Estimated      Total
                                         Retirement      Annual     Compensation
                         Aggregate    Benefits Accrued  Benefits    from Company
                       Compensation      As Part of       Upon         Paid to
Name of Person         from Company   Company Expenses  Retirement    Directors
--------------         ------------   ----------------  ----------    ---------

Garrett R. Van Wagoner     $0               $              $             $0

Larry P. Arnold          $1,500             $              $           $1,500

Robert S. Colman         $1,500             $              $           $1,500

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of June 30, 1997, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds.

                     VAN WAGONER CAPITAL APPRECIATION FUND

     Garrett R. Van Wagoner, 345 California Street, Suite 2450, San Francisco, California, 94104, 100%.

                            VAN WAGONER GROWTH FUND

     Garrett R. Van Wagoner, 345 California Street, Suite 2450, San Francisco, California, 94104, 100%.

     INVESTMENT ADVISER. The investment adviser to the Funds is Van Wagoner Capital Management, Inc. (the "Adviser"). Mr. Van Wagoner is the founder and President of the Adviser and owns all of the outstanding common stock of the Adviser. As such, he controls the Adviser. Pursuant to Investment Advisory Agreements entered into between the Company on behalf of each of the Funds and the Adviser (the "Investment Advisory Agreements"), the Adviser provides continuous investment advisory services to the Funds. The Adviser also provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties. The Advisory Agreements for the Capital Appreciation and Growth Funds are dated August 7, 1996. The Investment Advisory Agreements have an initial term of two years and thereafter are required to be approved annually by the Board of Directors of the Company or by vote of a majority of the respective Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the respective Fund's directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement was approved by the vote of a majority of the Directors who are not parties to the respective Investment Advisory Agreement or interested persons of any such party on August 7, 1996 for the Capital Appreciation and Growth Funds. The Investment Advisory Agreements are terminable without penalty with respect to a Fund, on 60 days' written notice by the Directors, by vote of a majority of a Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.

     As compensation for its services, each Fund pays to the Adviser a monthly advisory fee at the annual rate specified in the Prospectus. From time to time, the Adviser may voluntarily waive all or a portion of its fee for one or more Funds. The organizational expenses of the Funds were advanced by the Adviser and will be reimbursed by each Fund over a period of not more than 60 months.

     The Investment Advisory Agreements require the Adviser to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed a percentage of the average net asset value of the Fund for such year which is the most restrictive percentage provided by the state laws of the various states in which the Funds' common stock is qualified for sale or if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date of this Statement of Additional Information, no such state law provision was applicable to any of the Funds. Additionally, the Adviser voluntarily agreed to reimburse each Fund to the extent aggregate annual operating expenses as described above exceeded 1.95% of the average daily net assets of each Fund, for each Fund's first twelve months of operation. The Adviser may voluntarily continue to waive all or a portion of the advisory fees otherwise payable by the Funds. Such a waiver may be terminated at any time in the Adviser's discretion. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to each Fund by reducing the Adviser's fee, subject to later adjustment, month by month, for the remainder of each Fund's fiscal year. The Adviser may from time to time voluntarily absorb expenses for one or more Funds in addition to the reimbursement of expenses in excess of the foregoing.

     Each Investment Advisory Agreement provides that the Adviser shall not be liable to the respective Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreements also provide that nothing therein shall limit the freedom of the Adviser and its affiliates to render investment supervisory and corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     ADMINISTRATOR. Sunstone Financial Group, Inc. (the "Administrator") provides various administrative and fund accounting services to the Funds (which includes clerical, compliance, regulatory, fund accounting and other services) pursuant to an Administration and Fund Accounting Agreement with the Company on behalf of the Funds. The Administration and Fund Accounting Agreement will remain in effect for an initial 1 year term ending December 31, 1996 and thereafter as long as its continuance is specifically approved at least annually by the Board of Directors of the Company and the Administrator. The Administration and Fund Accounting Agreement may be terminated on not less than 90 days' notice after the expiration of the initial term, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator. Under the Administration and Fund Accounting Agreement, the Administrator is not liable for any loss suffered by the Funds or their shareholders in connection with the performance of the Administration and Fund Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administration and Fund Accounting Agreement also provides that the Administrator may provide similar services to others including other investment companies.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. UMB Bank, n.a. serves as the custodian and Sunstone Investor Services, LLC serves as the transfer and dividend paying agent for the Funds. Under the terms of the respective agreements, UMB Bank, n.a. is responsible for the receipt and delivery of each Fund's securities and cash, and Sunstone Investor Services, LLC is responsible for processing purchase and redemption requests for the securities of each Fund as well as the recordkeeping of ownership of each Fund's securities, payment of dividends as declared by the Directors and the issuance of confirmations of transactions and annual statements to shareholders. UMB Bank, n.a. and Sunstone do not exercise any supervisory functions over the management of the Funds or the purchase and sale of securities.

     LEGAL COUNSEL. Foley & Lardner, with offices at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as counsel to the Funds.

     INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP are the independent accountants for the Funds. They are responsible for performing an audit of each Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Funds.

                             DISTRIBUTION OF SHARES

          As set forth in the Prospectus, the Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

     The Plan was adopted in anticipation that the Funds will benefit from the Plan through increased sales of shares of each Fund, thereby reducing each Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the directors of the Funds who are not interested persons of the Funds and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of Common Stock. Messrs. Arnold and Colman are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Funds provided for in the Plan requires approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Funds will be committed to the discretion of the directors of the Funds who are not interested persons of the Funds. The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Company. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for each Fund, for the placement of its portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Company's Board of Directors. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser.

     The Adviser will place orders pursuant to its investment determination for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best effort to seek on behalf of a Fund the best overall terms available. In selecting brokers and assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.

     In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. While the Adviser believes these services have substantial value, they are considered supplemental to its own efforts in the performance of its duties. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser has to the Funds. In no instance, however, will portfolio securities be purchased from or sold to the Adviser, or any affiliated person of either the Company or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, decisions and no-action letters.

     The Adviser may retain advisory clients in addition to the Funds and place portfolio transactions for these accounts. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Funds. In the opinion of the Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Funds) to be managed by the Adviser. Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, such costs to the Funds will not, in the opinion of the Adviser, be disproportionate to the benefits to be received by the Funds on a continuing basis.

     The Adviser intends to seek to allocate portfolio transactions equitably among its accounts whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, if any, the main factors to be considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

                                     TAXES
GENERAL

     In order to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject to the alternative minimum tax.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

FOREIGN TAXES

     Dividends and interest received by the Funds may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on each Fund's portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. A Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations.

NON U.S. SHAREHOLDERS

     Distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by an individual in the United States.

     The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting such Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                             DESCRIPTION OF SHARES

     The Company is an open-end management investment company organized as a Maryland corporation on October 18, 1995. The Company's Charter authorizes the Board of Directors to issue up to 1,000,000,000 shares of common stock, par value $0.0001 per share. Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

     Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

     Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or the Maryland General Corporation Law.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Funds. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

     Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Funds outstanding (or of a class or series of the Funds, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Articles of Incorporation provide that, to the extent consistent with the General Corporation Law of Maryland and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Funds outstanding (or of a class or series).

                              SHAREHOLDER MEETINGS

     The Maryland Statutes permit registered investment companies, such as the Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The Company's By-Laws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                RETIREMENT PLANS

     Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Funds offer a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee.

     Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-228-2121. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

     The Funds also offer a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

                            PERFORMANCE INFORMATION

     The Funds may from time to time advertise performance data such as "average annual total return" and "total return." To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return.

     The average annual total return for a Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

           N
     P(1+T)   = ERV

     Where: T = average annual total return.

     ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

     P =   hypothetical initial payment of $1,000.

     N =   period covered by the computation, expressed in terms of years.

     Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the investment over the period or as a cumulative total return which represents the change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Funds' performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Funds' returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

     The total return for the period from the commencement of operations (after the close of business on December 31, 1996) through June 30, 1997 for the Capital Appreciation Fund and Growth Fund were 1.20% and 0.90% respectively. Such performance results reflect reimbursements made by the Adviser during the period January 1, 1997 through June 30, 1997 to keep the ratio of net expenses to average net assets of each Fund at or below 1.95%.

     From time to time, in marketing and other literature, the Funds' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objective and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ranking are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of or selections from, editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The Funds may compare their performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the Nasdaq Over-the-Counter Composite Index. There are differences and similarities between the investments that the Funds may purchase for their respective portfolios and the investments measured by these indices.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Marketing and other Company literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares a Fund to other Van Wagoner Funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

                  PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus, the net asset value of the Funds will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     In connection with the determination of the Funds' net asset values, options written or purchased by the Funds are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices.

     Shares of the Funds may be exchanged for shares of the Northern U.S. Government Money Market Fund as provided in the Prospectus. Sunstone Investor Services, LLC receives a service fee from the Northern U.S. Government Money Market Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares of the Fund exchanged into the Northern U.S. Government Money Market Fund. Sunstone Investor Services, LLC is an affiliate of Sunstone Financial Group, Inc., the Funds' Administrator.

                               OTHER INFORMATION

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for a Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of a Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

     Payment for shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act with respect to the securities offered by the Funds' Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The following unaudited financial statements dated June 30, 1997 are attached hereto:

     1.  Statements of Assets and Liabilities as of June 30, 1997
     2.  Statements of Operations for the six months ended June 30, 1997
     3.  Statements of Changes in Net Assets for the six months ended June 30,
           1997
     4.  Financial Highlights for the six months ended June 30, 1997
     5.  Schedules of Investments as of June 30, 1997
     6.  Notes to Financial Statements




                     VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  Number
 of Shares                                                           Value
 ---------                                                           -----

          COMMON STOCKS                               83.70%
          COMMERCIAL SERVICES - SECURITY/SAFETY        2.11%
  1,000   Check Point Software Technologies Ltd. *                $  23,375
                                                                  ---------

          COMPUTERS - INTEGRATED SYSTEMS               1.82%
    400   Oracle Corp. *                                             20,150
                                                                  ---------

          COMPUTERS - LOCAL NETWORKS                   5.01%
    500   3COM Corp. *                                               22,500
    750   Citrix Systems, Inc. *                                     32,906
                                                                  ---------
                                                                     55,406
                                                                  ---------

          COMPUTERS - MINI/MICRO                       9.85%
    250   Dell Computer Corp. *                                      29,359
    200   Intel Corp.                                                28,363
    750   Micron Electronics, Inc. *                                 13,359
  2,250   Rational Software Corp. *                                  37,828
                                                                  ---------
                                                                    108,909
                                                                  ---------
          COMPUTERS - SERVICES                         2.06%
    450   Viasoft, Inc. *                                            22,838
                                                                  ---------


          COMPUTERS - SOFTWARE                        19.74%
  3,500   Avant! Corp. *+                                           113,094
    200   Microsoft Corp. *                                          25,275
    750   Netscape Communications Corp. *                            24,047
  3,250   Pure Atria Corp. * +                                       45,906
    250   Remedy Corp. *                                             10,000
                                                                  ---------
                                                                    218,322
                                                                  ---------

          ELECTRONICS - LASER SYSTEMS/COMPONENTS       2.20%
    500   Cymer, Inc. *                                              24,375
                                                                  ---------


          ELECTRONICS - SEMICONDUCTOR EQUIPMENT        8.05%
    500   ASM Lithography Holding N.V. *                             29,250
    500   Applied Materials, Inc. *                                  35,406
    500   KLA-Tencor Corp. *                                         24,375
                                                                  ---------
                                                                     89,031
                                                                  ---------


  Number
 of Shares                                                           Value
 ---------                                                           -----
          ELECTRONICS - SEMICONDUCTOR MANUFACTURING    2.59%
    250   Altera Corp. *                                            $12,625
    500   LSI Logic Corp. *                                          16,000
                                                                  ---------
                                                                     28,625
                                                                  ---------

          ENERGY - COMMERCIAL SERVICES                 2.07%
  1,500   Simulation Sciences, Inc. * +                              22,875
                                                                  ---------


          ENERGY - SERVICES                            1.13%
    500   Nabors Industries, Inc. *                                  12,500
                                                                  ---------


          MEDICAL - ETHICAL DRUGS                      1.80%
    500   Dura Pharmaceuticals, Inc. *                               19,937
                                                                  ---------


          MEDICAL - INFORMATION SERVICES               3.11%
    500   HBO & Co.                                                  34,438
                                                                  ---------


          MEDICAL - INSTRUMENTS                        1.83%
    250   Medtronic, Inc.                                            20,250
                                                                  ---------


          MEDICAL - OUTPATIENT/HOME                    1.88%
    500   Renal Care Group, Inc. *                                   20,844
                                                                  ---------


          OIL & GAS                                    9.38%
    500   Baker Hughes, Inc.                                         19,344
  2,000   Comstock Resources, Inc. *                                 20,875
    500   Noble Drilling Corp. *                                     11,281
  1,000   Santa Fe International Corp. *                             34,000
    300   Smith International, Inc. *                                18,225
                                                                  ---------
                                                                    103,725
                                                                  ---------


          POLLUTION CONTROL - SERVICES                 0.92%
    300   Newpark Resources, Inc. *                                  10,125
                                                                  ---------


          RETAIL                                       1.81%
    500   TJX Companies, Inc.                                        13,188
    250   Family Dollar Stores, Inc.                                  6,812
                                                                  ---------
                                                                     20,000
                                                                  ---------

  Number
 of Shares                                                           Value
 ---------                                                           -----

          TELECOMMUNICATIONS - EQUIPMENT               5.85%
    500   Advanced Fibre Communications, Inc. *                     $30,187
    250   Lucent Technologies, Inc.                                  18,016
    500   P-COM, Inc. *                                              16,500
                                                                  ---------
                                                                     64,703
                                                                  ---------

          TEXTILES                                     0.49%
    200   Polo Ralph Lauren Corp. *                                   5,475
                                                                  ---------


          TOTAL COMMON STOCKS (COST $731,150)                       925,903
                                                                   --------

 Principal
  Amount
 ---------

          REPURCHASE AGREEMENTS                       16.45%
$182,000  UMB Bank, n.a., 5.30%, dated 6/30/97,
          repurchase price $182,026, maturing
          7/1/97 (collateralized by U.S.
          Treasury Notes)                                           182,000
                                                                  ---------


          TOTAL REPURCHASE AGREEMENTS (COST $182,000)               182,000
                                                                  ---------


          SHORT-TERM INVESTMENTS                       0.04%
    416   UMB Bank, n.a., Money Market Fiduciary                        416
                                                                  ---------


          TOTAL SHORT-TERM INVESTMENTS (COST $416)                      416
                                                                  ---------


          TOTAL INVESTMENTS (COST $913,566)          100.19%      1,108,319

          Other Liabilities less Assets              (0.19)%        (2,136)
                                                                  ---------

          NET ASSETS                                 100.00%     $1,106,183
                                                                  =========


          * Non-income producing
          + Affiliated company - see Note 6

                       See notes to financial statements.



                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  Number
 of Shares                                                           Value
 ---------                                                           -----

          COMMON STOCKS                               83.81%
          COMMERCIAL SERVICES - SECURITY/SAFETY        2.12%
  1,000   Check Point Software Technologies Ltd. *                  $23,375
                                                                  ---------

          COMPUTERS - INTEGRATED SYSTEMS               1.82%
    400   Oracle Corp. *                                             20,150
                                                                  ---------

          COMPUTERS - LOCAL NETWORKS                   5.01%
    500   3COM Corp. *                                               22,500
    750   Citrix Systems, Inc. *                                     32,906
                                                                  ---------
                                                                     55,406
                                                                  ---------

          COMPUTERS - MINI/MICRO                       9.86%
    250   Dell Computer Corp. *                                      29,359
    200   Intel Corp.                                                28,363
    750   Micron Electronics, Inc. *                                 13,359
  2,250   Rational Software Corp. *                                  37,828
                                                                  ---------
                                                                    108,909
                                                                  ---------

          COMPUTERS - SERVICES                         2.07%
    450   Viasoft, Inc. *                                            22,838
                                                                  ---------

          COMPUTERS - SOFTWARE                        19.76%
  3,500   Avant! Corp. * +                                          113,094
    200   Microsoft Corp. *                                          25,275
    750   Netscape Communications Corp. *                            24,047
  3,250   Pure Atria Corp. * +                                       45,906
    250   Remedy Corp. *                                             10,000
                                                                  ---------
                                                                    218,322
                                                                  ---------

          ELECTRONICS - LASER SYSTEMS/COMPONENTS       2.21%
    500   Cymer, Inc. *                                              24,375
                                                                  ---------

          ELECTRONICS - SEMICONDUCTOR EQUIPMENT        8.06%
    500   ASM Lithography Holding N.V. *                             29,250
    500   Applied Materials, Inc. *                                  35,406
    500   KLA-Tencor Corp. *                                         24,375
                                                                  ---------
                                                                     89,031
                                                                  ---------
  Number
 of Shares                                                           Value
 ---------                                                           -----

          ELECTRONICS - SEMICONDUCTOR MANUFACTURING    2.59%
    250   Altera Corp. *                                            $12,625
    500   LSI Logic Corp. *                                          16,000
                                                                  ---------
                                                                     28,625
                                                                  ---------

          ENERGY - COMMERCIAL SERVICES                 2.07%
  1,500   Simulation Sciences, Inc. * +                              22,875
                                                                  ---------

          ENERGY - SERVICES                            1.13%
    500   Nabors Industries, Inc. *                                  12,500
                                                                  ---------

          MEDICAL - ETHICAL DRUGS                      1.80%
    500   Dura Pharmaceuticals, Inc. *                               19,937
                                                                  ---------

          MEDICAL - INFORMATION SERVICES               3.12%
    500   HBO & Co.                                                  34,438
                                                                  ---------

          MEDICAL - INSTRUMENTS                        1.83%
    250   Medtronic, Inc.                                            20,250
                                                                  ---------

          MEDICAL - OUTPATIENT/HOME                    1.89%
    500   Renal Care Group, Inc. *                                   20,844
                                                                  ---------

          OIL & GAS                                    9.39%
    500   Baker Hughes, Inc.                                         19,344
  2,000   Comstock Resources, Inc. *                                 20,875
    500   Noble Drilling Corp. *                                     11,281
  1,000   Santa Fe International Corp. *                             34,000
    300   Smith International, Inc. *                                18,225
                                                                  ---------
                                                                    103,725
                                                                  ---------

          POLLUTION CONTROL - SERVICES                 0.92%
    300   Newpark Resources, Inc. *                                  10,125
                                                                  ---------

          RETAIL                                       1.81%
    500   TJX Companies, Inc.                                        13,188
    250   Family Dollar Stores, Inc.                                  6,812
                                                                  ---------
                                                                     20,000
                                                                  ---------

  Number
 of Shares                                                           Value
 ---------                                                           -----

          TELECOMMUNICATIONS - EQUIPMENT               5.86%
    500   Advanced Fibre Communications, Inc. *                     $30,187
    250   Lucent Technologies, Inc.                                  18,016
    500   P-COM, Inc. *                                              16,500
                                                                  ---------
                                                                     64,703
                                                                  ---------

          TEXTILES                                     0.49%
    200   Polo Ralph Lauren Corp. *                                   5,475
                                                                  ---------


          TOTAL COMMON STOCKS (COST $731,150)                       925,903
                                                                  ---------

Principal
 Amount
---------

          REPURCHASE AGREEMENTS                       16.29%
$180,000  UMB Bank, n.a., 5.30%, dated 6/30/97,
          repurchase price $180,026, maturing
          7/1/97 (collateralized by U.S.
          Treasury Notes)                                           180,000
                                                                  ---------

          TOTAL REPURCHASE AGREEMENTS (COST $180,000)               180,000
                                                                  ---------

          SHORT-TERM INVESTMENTS                       0.00%
     38   UMB Bank, n.a., Money Market Fiduciary                         38
                                                                  ---------

          TOTAL SHORT-TERM INVESTMENTS (COST $38)                        38
                                                                  ---------

          TOTAL INVESTMENTS (COST $911,188)          100.10%      1,105,941

          Other Liabilities less Assets              (0.10)%        (1,111)
                                                                  ---------

          NET ASSETS                                 100.00%     $1,104,830
                                                                  =========


          * Non-income producing
          + Affiliated company - see Note 6

                       See notes to financial statements.




                            VAN WAGONER FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                      Capital
                                                    Appreciation     Growth
                                                        Fund          Fund
                                                    -----------      -------
ASSETS:
  Investments, at value:
     Nonaffiliated issuers (cost $632,111 and
       $631,733, respectively)                        $744,444       $744,066
     Affiliated issuers (cost $99,455 and
       $99,455, respectively)                          181,875        181,875
  Repurchase agreements, at value (cost $182,000
     and $180,000, respectively)                       182,000        180,000
  Receivable for investments sold                       13,093         13,093
  Receivable from investment adviser                    10,579         10,365
  Interest and dividends receivable                        230            228
  Cash                                                  20,000         21,000
  Prepaid expenses and other assets                     11,293         11,291
                                                     ---------      ---------

  Total Assets                                       1,163,514      1,161,918
                                                     ---------      ---------

LIABILITIES:
  Payable for investments purchased                     39,948         39,948
  Accrued investment advisory fee                        1,096            876
  Accrued distribution fee                               1,116          1,114
  Accrued expenses and other liabilities                15,171         15,150
                                                     ---------      ---------

  Total Liabilities                                     57,331         57,088
                                                     ---------      ---------
NET ASSETS                                          $1,106,183     $1,104,830
                                                     =========      =========

NET ASSETS CONSIST OF:
  Capital stock                                     $       11     $       11
  Paid-in-capital                                    1,104,270      1,104,289
  Accumulated net realized loss on investments       (192,851)      (194,223)
  Net unrealized appreciation on investments           194,753        194,753
                                                     ---------      ---------

  Net Assets                                        $1,106,183     $1,104,830
                                                     =========      =========

CAPITAL STOCK, $0.0001 PAR VALUE
  Authorized                                       100,000,000    100,000,000
  Issued and outstanding                               109,344        109,459

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)                         $     10.12    $     10.09
                                                   ===========    ===========

                       See notes to financial statements.




                            VAN WAGONER FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)


                                                      Capital
                                                    Appreciation     Growth
                                                        Fund          Fund
                                                    -----------      -------
INVESTMENT INCOME:
  Interest                                              $2,805         $2,811
  Dividends                                                319            319
                                                     ---------      ---------

  Total Investment Income                                3,124          3,130
                                                     ---------      ---------

EXPENSES:
  Fund accounting and administration fees               30,580         30,580
  Federal and state registration fees                   12,030         12,032
  Professional fees                                      8,544          8,544
  Investment advisory fees                               5,579          4,456
  Custody fees                                           4,352          4,353
  Printing and postage expenses                          2,699          2,699
  Directors' fees and expenses                           1,381          1,381
  Distribution fees                                      1,116          1,114
  Transfer agent fees and expenses                          66             73
  Miscellaneous                                            808            807
                                                     ---------      ---------

  Total expenses before waiver                          67,155         66,039
  Less:  Waiver of expenses                           (58,452)       (57,349)
                                                     ---------      ---------

  Net Expenses                                           8,703          8,690
                                                     ---------      ---------

NET INVESTMENT LOSS                                    (5,579)        (5,560)
                                                     ---------      ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on investments                   (192,851)      (194,223)
  Change in unrealized appreciation on investments     194,753        194,753
                                                     ---------      ---------

  Net Gain on Investments                                1,902            530
                                                     ---------      ---------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $(3,677)       $(5,030)
                                                      ========       ========


                       See notes to financial statements.





                            VAN WAGONER FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                         SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)


                                                      Capital
                                                    Appreciation     Growth
                                                        Fund          Fund
                                                    -----------      -------
OPERATIONS:
  Net investment loss                                 $(5,579)       $(5,560)
  Net realized loss on investments                   (192,851)      (194,223)
  Change in unrealized appreciation
     on investments                                    194,753        194,753
                                                     ---------      ---------

  Net decrease in net assets resulting
     from operations                                   (3,677)        (5,030)
                                                     ---------      ---------


CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                       1,109,860      1,109,860
  Redemption of shares                                       -              -
                                                     ---------      ---------

  Net increase from share transactions               1,109,860      1,109,860
                                                     ---------      ---------


TOTAL INCREASE IN NET ASSETS                         1,106,183      1,104,830


NET ASSETS:
  Beginning of period                                        -              -
                                                     ---------      ---------

  End of period                                     $1,106,183     $1,104,830
                                                     =========      =========


TRANSACTIONS IN SHARES:
  Shares sold                                          109,344        109,459
  Shares redeemed                                            -              -
                                                     ---------      ---------

  Net increase                                         109,344        109,459
                                                     =========      =========


                       See notes to financial statements.





                            VAN WAGONER FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                         SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)
              For a Fund share outstanding throughout the period.


                                                      Capital
                                                    Appreciation     Growth
                                                      Fund<F1>      Fund<F1>
                                                    -----------      -------

NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00         $10.00


INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                   (0.05)         (0.05)
  Net realized and unrealized gains on investments        0.17           0.14
                                                        ------         ------

   Total from investment operations                       0.12           0.09
                                                        ------         ------


NET ASSET VALUE, END OF PERIOD                          $10.12         $10.09
                                                        ======         ======


TOTAL RETURN<F2>                                         1.20%          0.90%


SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (000s)                      $1,106         $1,105
  Ratio of expenses to average net assets, net of
     waivers and reimbursements<F3>                      1.95%          1.95%
  Ratio of net investment loss to average net
     assets, net of waivers and reimbursements<F3>     (1.25)%        (1.25)%
  Ratio of expenses to average net assets, before
     waivers and reimbursements<F3>                     15.05%         14.82%
  Ratio of net investment loss to average net
     assets, before waivers and reimbursements<F3>    (14.35)%       (14.12)%
  Portfolio turnover rate<F2>                             333%           332%
  Average commission rate paid on portfolio
     investment transactions                           $0.0459        $0.0459

<F1>  Commenced operations after the close of business on December 31, 1996
<F2>  Not annualized
<F3>  Annualized

                         See notes to financial statements.




                            VAN WAGONER FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)


(1)  Organization
     ------------
     Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Capital Appreciation Fund and the Growth Fund (collectively, the "Funds") are separate, diversified investment portfolios of Van Wagoner Funds, Inc. The Funds commenced operations after the close of business on December 31, 1996.

(2)  Significant Accounting Policies
     -------------------------------
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (a) Investment Valuation - A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Directors.

     (b) Repurchase Agreements - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held by the Funds' custodian.


                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1997
                                  (UNAUDITED)


     (c) Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

     (d) Federal Income Taxes - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

     (e) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.

     (f) Other - Investment transactions are accounted for on the trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Investment Advisory Agreement
     -----------------------------
     The Funds have an agreement with Van Wagoner Capital Management, Inc. (The "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 1.25% and 1.00% of the average daily net assets of the Capital Appreciation Fund and Growth Fund, respectively. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.95% for each Fund until January 1, 1998. Expenses of $58,452 and $57,349 were waived in the Capital Appreciation and Growth Funds, respectively.


                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1997
                                  (UNAUDITED)


(4)  Service and Distribution Plan
     -----------------------------
     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets.

(5)  Investment Transactions
     -----------------------
     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended June 30, 1997 were as follows:

                                              Capital
                                            Appreciation      Growth
                                                Fund           Fund
                                            ------------    ----------
     Purchases                               $3,131,561     $3,132,933
     Sales                                    2,243,540      2,243,540

     For the six months ended June 30, 1997, there were no purchases or sales of long-term U.S. Government securities.

     The cost of securities on a tax basis for the Capital Appreciation Fund and Growth Fund is $966,584 and $965,578, respectively. At June 30, 1997, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                              Capital
                                            Appreciation      Growth
                                                Fund           Fund
                                            ------------    ----------
     Unrealized appreciation                 $165,499        $165,499
     (Unrealized depreciation)               (23,764)        (25,136)
                                             --------        --------
     Net unrealized depreciation
       on investments                        $141,735        $140,363
                                             ========        ========


                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1997
                                  (UNAUDITED)


(6)  Transactions with Affiliated Companies
     --------------------------------------
     An affiliated company is a company in which one or more Funds has ownership of at least 5% of the voting securities. Companies which are affiliates of each Fund are as follows:

                                                       Share Activity
                                   ------------------------------------------------------

                                                                                                              Amount of
                                                                                               Amount of     Gain (Loss)
                                                                                               Dividends     Realized on
                                                                                              Credited to      Sale of
                                    Balance       Purchases/       Sales/        Balance       Income in      Shares in
Security Name                       12/31/96      Additions      Reductions      6/30/97      Fiscal 1997    Fiscal 1997
--------------                      --------      ----------     ----------      --------     -----------    -----------
CAPITAL APPRECIATION FUND

Avant! Corp. *                         -            5,450          1,950          3,500             -         $(17,950)

Cardiovascular
Dynamics, Inc. *                       -            2,500          2,500            -               -             1,613

NCS HealthCare,
Inc. *                                 -              500            500            -               -           (2,098)

Patterson
Energy, Inc. *                         -              900            900            -               -             4,281
Pure Atria
Corp. *                                -            4,950          1,700          3,250             -          (10,029)

Simulation
Sciences, Inc. *                       -            1,500             -           1,500             -               -

Template
Software, Inc. *                       -            1,000          1,000            -               -           (1,251)
                                                                                                -----         ---------
                                                                                                $   -         $(25,434)
                                                                                                =====         =========

                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1997
                                  (UNAUDITED)


(6)  Transactions with Affiliated Companies (continued)

                                                       Share Activity
                                   ------------------------------------------------------
                                                                                                              Amount of
                                                                                               Amount of     Gain (Loss)
                                                                                               Dividends     Realized on
                                                                                              Credited to      Sale of
                                    Balance       Purchases/       Sales/        Balance       Income in      Shares in
Security Name                       12/31/96      Additions      Reductions      6/30/97      Fiscal 1997    Fiscal 1997
--------------                      --------      ----------     ----------      --------     -----------    -----------

GROWTH FUND

Avant! Corp. *                         -            5,450          1,950          3,500             -         $(17,950)

Cardiovascular Dynamics, Inc. *        -            2,500          2,500             -              -             1,613

NCS HealthCare, Inc. *                 -              500            500             -              -           (2,098)

Patterson Energy, Inc. *               -              900            900             -              -             4,281

Pure Atria Corp. *                     -            4,950          1,700          3,250             -          (10,029)

Simulation Sciences, Inc. *            -            1,500             -           1,500             -                 -

Template Software, Inc. *              -            1,000          1,000             -              -           (1,251)
                                                                                                -----         ---------
                                                                                                $   -         $(25,434)
                                                                                                =====         =========
* Non-income producing





                                 APPENDIX A

Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Funds may invest:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Funds may invest:

     "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Funds may invest:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Funds may invest:

     "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     "A2" - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Debt Ratings
--------------------------------

STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.   Nature of and provisions of the obligation.

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

     AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

     A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

     BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C    Bonds are in imminent default in payment of interest or principal.

     DDD, DD
     and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.


RATING SCALE   DEFINITION
-------------------------------------------------------------------------------
AAA            Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
-------------------------------------------------------------------------------
AA+            High credit quality.  Protection factors are strong.  Risk is
AA             modest, but may vary slightly from time to time because of
AA-            economic conditions.
-------------------------------------------------------------------------------
A+             Protection factors are average but adequate.  However, risk
A              factors are more variable and greater in periods of economic
A-             uncertainty.
===============================================================================
BBB+           Below average protection factors but still considered sufficient
BBB            for prudent investment.  Considerable variability in risk during
BBB-           economic cycles.
-------------------------------------------------------------------------------
BB+            Below investment grade but deemed likely to meet obligations
BB             when due.  Present or prospective financial protection factors
BB-            fluctuate according to industry conditions or company fortunes.
               Overall quality may move up or down frequently within this category.
-------------------------------------------------------------------------------
B+             Below investment grade and possessing risk that obligations will
B              not be met when due.  Financial protection factors will
B-             fluctuate widely according to economic cycles.
-------------------------------------------------------------------------------
CCC            Well below investment grade securities.  Considerable
               uncertainty exists as to timely payment of principal, interest or preferred dividends.  Protection factors are narrow and risk can be substantial with unfavorable economic/industry
               conditions, and/or with unfavorable company developments.
-------------------------------------------------------------------------------
DD             Default debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP             Preferred stock with dividend arrearages.
-------------------------------------------------------------------------------




     The Prospectus and Statement of Additional Information for the Emerging Growth Fund, Micro-Cap Fund, Mid-Cap Fund and Post-Venture Fund filed with the Securities and Exchange Commission on April 30, 1997, pursuant to Rule 485(b) is incorporated by reference.




                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          A. FINANCIAL STATEMENTS (ALL INCLUDED IN PART B):

             The following unaudited financial statements for the Capital Appreciation Fund and Growth Fund are included in Part B:

             1.  Financial Highlights for the six months ended June 30, 1997
             2.  Schedule of Investments as of June 30, 1997
             3.  Statement of Assets and Liabilities as of June 30, 1997
             4.  Statement of Operations for the six months ended June 30, 1997
             5. Statement of Changes in Net Assets for the six months ended June 30, 1997
             6.  Notes to Financial Statements

             Incorporated by reference into Part B: The Registrant's December 31, 1996 Annual Report to Shareholders has been filed with the commission and the financial statements included therein are incorporated herein by reference.

          B. EXHIBITS

                 1.1 Registrant's Articles of Incorporation. (Incorporated by reference to Exhibit 1.1 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-
                       1A)

                 1.2 Articles of Amendment. (Incorporated by reference to Exhibit 1.2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 1.3   Article Supplementary (Incorporated by reference to
                       Exhibit 1.3 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 1.4   Article Supplementary (Incorporated by reference to
                       Exhibit 1.4 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 1.5 Articles of Amendment (Incorporated by reference to Exhibit 1.5 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 2.    Registrant's By-Laws. (Incorporated by reference to
                       Exhibit 2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 3.    None.

                 4.    None.

                 5.1 Investment Advisory Agreements by and between Registrant on behalf of the Emerging Growth Fund, Micro-Cap Fund and Mid-Cap Fund and Van Wagoner Capital Management, Inc. (Incorporated by reference to Exhibit 5 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 5.2 Form of Investment Advisory Agreements by and between Registrant on behalf of the Capital Appreciation, Growth and Post-Venture portfolios and Van Wagoner Capital Management, Inc. (Incorporated by reference to Exhibit
                       5.2 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 6.1   None.

                 6.2   None.

                 7.    None.

                 8.1 Custodian Agreement by and between Registrant and United Missouri Bank, N.A. (Incorporated by reference to
                       Exhibit 8.1 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 9.1 Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc. (Incorporated by reference to Exhibit 9.1 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 9.2 Transfer Agency Agreement by and between Registrant and Sunstone Financial Group, Inc. (Incorporated by reference to Exhibit 9.2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 9.3 Amended and Restated Schedules A and B to the Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc. (Incorporated by reference to exhibit 9.3 of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A)

                 9.4 Amended and Restated Schedules A and C to the Transfer Agency Agreement by and between Registrant and Sunstone Financial Group, Inc. (Incorporated by reference to
                       Exhibit 9.4 of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A)

                 10. Opinion of Foley & Lardner, counsel for Registrant. (Incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 11.   Consent of Independent Accountants.

                 12.   None.

                 13.1  Subscription Agreement. (Incorporated by reference to
                       Exhibit 13.1 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 13.2 Organizational Expenses Agreement. (Incorporated by reference to Exhibit 13.2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 14. Form of Individual Retirement Custodial Account Agreement and Disclosure Statement. (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 14.1 Supplement to IRA Disclosure Statement and Custodial Agreement. (Incorporated by reference to Exhibit No.
                       14.1 of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A)

                 15. Registrant's Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 16. Computation of Performance Figures (Incorporated by reference to Exhibit 16 of Registrant's Registration Statement on Form N-1A)

                 17.   Financial Data Schedules.

                 18.   None.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT. Registrant neither controls any person nor is under common control with any other person.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                                                       Number of Record
                  Title of Class                  Holders as of June 30, 1997
                  -------------                   ---------------------------
                                                  Emerging Growth      35,373
         Common Stock, $0.0001 par value          Micro-Cap            12,074
                                                  Mid-Cap              12,057
                                                  Capital Appreciation      1
                                                  Growth                    1
                                                  Post-Venture          2,366

ITEM 27.  INDEMNIFICATION.

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                  ARTICLE VII

                               GENERAL PROVISIONS

Section 7.  Indemnification.

        A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who are not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have the power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by his or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify his or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Adviser was organized in October 1995 for the purpose of providing investment supervisory services for the Registrant. The Adviser is not, nor has it been, engaged in any other business since its inception. Certain information regarding the director and officer of the Adviser including any business, profession, vocation or employment in which such person is or has been at any time during the past two fiscal years engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth under "MANAGEMENT OF THE FUND" in the Prospectus and under "ADDITIONAL COMPANY INFORMATION" in the Statement of Additional Information and is incorporated herein by reference.


ITEM 29.  PRINCIPAL UNDERWRITERS

          Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's corporate offices, except (1) records held and maintained by UMB Bank, n.a. relating to its functions as custodian; (2) records held and maintained by Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its functions as administrator and fund accountant and (3) Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, relating to its role as transfer agent.

ITEM 31. MANAGEMENT SERVICES.

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 32. UNDERTAKINGS.

          Registrant undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 23 day of July, 1997.


          VAN WAGONER FUNDS, INC.
          (Registrant)


          By:   /s/ Garrett R. Van Wagoner
               ---------------------------
               Garrett R. Van Wagoner
               President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


Name                                    Title                       Date
----                                    -----                       ----

/s/ Garrett R. Van Wagoner
--------------------------
Garrett R. Van Wagoner           President; Director           July 23, 1997
                         (principal executive officer and
                              principal financial and
                                accounting officer)

Larry Arnold                          Director                 July __, 1997


/s/ Robert S. Colman
--------------------
Robert S. Colman                      Director                 July 23, 1997




                                 EXHIBIT INDEX

                 1.1 Registrant's Articles of Incorporation. (Incorporated by reference to Exhibit 1.1 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-
                       1A)

                 1.2 Articles of Amendment. (Incorporated by reference to Exhibit 1.2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 1.3   Article Supplementary (Incorporated by reference to
                       Exhibit 1.3 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 1.4   Article Supplementary (Incorporated by reference to
                       Exhibit 1.4 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 1.5 Articles of Amendment (Incorporated by reference to Exhibit 1.5 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 2.    Registrant's By-Laws. (Incorporated by reference to
                       Exhibit 2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 3.    None.

                 4.    None.

                 5.1 Investment Advisory Agreements by and between Registrant on behalf of the Emerging Growth Fund, Micro-Cap Fund and Mid-Cap Fund and Van Wagoner Capital Management, Inc. (Incorporated by reference to Exhibit 5 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 5.2 Form of Investment Advisory Agreements by and between Registrant on behalf of the Capital Appreciation, Growth and Post-Venture portfolios and Van Wagoner Capital Management, Inc. (Incorporated by reference to Exhibit
                       5.2 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 6.1   None.

                 6.2   None.

                 7.    None.

                 8.1 Custodian Agreement by and between Registrant and United Missouri Bank, N.A. (Incorporated by reference to
                       Exhibit 8.1 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 9.1 Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc. (Incorporated by reference to Exhibit 9.1 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 9.2 Transfer Agency Agreement by and between Registrant and Sunstone Financial Group, Inc. (Incorporated by reference to Exhibit 9.2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 9.3 Amended and Restated Schedules A and B to the Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc. (Incorporated by reference to Exhibit 9.3 of the Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A)

                 9.4 Amended and Restated Schedules A and C to the Transfer Agency Agreement by and between Registrant and Sunstone Financial Group, Inc. (Incorporated by reference to
                       Exhibit 9.4 of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N- 1A)

                 10. Opinion of Foley & Lardner, counsel for Registrant. (Incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 11.   Consent of Independent Accountants.

                 12.   None.

                 13.1  Subscription Agreement. (Incorporated by reference to
                       Exhibit 13.1 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 13.2 Organizational Expenses Agreement. (Incorporated by reference to Exhibit 13.2 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 14. Form of Individual Retirement Custodial Account Agreement and Disclosure Statement. (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 14.1 Supplement to IRA Disclosure Statement and Custodial Agreement. (Incorporated by reference to Exhibit No.
                       14.1 of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A)

                 15. Registrant's Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. (Incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

                 16. Computation of Performance Figures (Incorporated by reference to Exhibit 16 of Registrant's Registration Statement on Form N-1A)
                 17.   Financial Data Schedules.

                 18.   None.